SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 OR 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)


                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated August 31, 1994 by updating Exhibit (99) for the amortization of debt expense, other depreciation and amortization and ratio of funds from operations to fixed charge numbers appearing in the columns "Six Months Ended June 30, 1993", "Six Months Ended June 30, 1994" and "Pro Forma Six Months Ended June 30, 1994". The figures were inadvertantly misstated in the 8-K dated August 31, 1994.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.


Date:     September 21, 1994              /s/ Jerry Davis
                                          Jerry Davis
                                          Vice President
                                          Corporate Controller